LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MAY 31, 2012 TO THE

SUMMARY PROSPECTUSES DATED DECEMBER 29, 2011 OF EACH OF

WESTERN ASSET INSTITUTIONAL CASH RESERVES

WESTERN ASSET INSTITUTIONAL LIQUID RESERVES

WESTERN ASSET INSTITUTIONAL TAX FREE RESERVES

WESTERN ASSET INSTITUTIONAL U.S. TREASURY RESERVES

The last sentence of the legend on the cover of each fund’s Summary Prospectuses is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2011 and as may be amended or supplemented, the fund’s statement of additional information, dated December 29, 2011, as supplemented on May 31, 2012 and as may be further amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2011, are incorporated by reference into this Summary Prospectus.

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